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                                                                 EXHIBIT 10.20.1


VERITAS SEISMIC
860 W. Airport Freeway
Suite 509                                              Telephone: (817) 355-0087
Hurst, Texas 76054                                           Fax: (817) 498-1256
                 "QUALITY AND SERVICE . . . OUR COMMITMENT"
________________________________________________________________________________



November 3, 1994



Brigham Oil & Gas
5949 Sherry Lane # 1616
Dallas, Texas 75225

Attn: Bud Brigham

Dear Mr. Brigham

After carefully analyzing pricing structures for data processing over the last four months there appears to be downward pressure on processing costs. With this in mind I think it prudent to keep our relationship as close to market conditions as possible. I have decided to lower your costs for processing to $12.50 / 480 trace record down from the agreed upon contract price of $14.00 / 480 trace record.

As of November 1, 1994 any new data awarded to Veritas Seismic will be billed at the new rate. This price excludes all current in-house work.

All other aspects of our agreement remain unaffected.

Sincerely,

/s/ Rob Yorke

Rob Yorke
Veritas Seismic